AMENDMENT
                                       TO
               AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

      THIS AMENDMENT (the "Amendment") is made and entered into effective as of April 21, 2006, by and among NEWGEN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Buyer")

                                   WITNESSTH:

      WHEREAS, the Buyer and the Company entered into a Securities Purchase Agreement dated January 24, 2006 (the "Securities Purchase Agreement"), which was amended and restated on February 10, 2006 (the "Amended and Restated Securities Purchase Agreement"), pursuant to which the Company has issued and sold to the Buyer and the Buyer has purchased from the Company Two Million Eight Hundred Fifty Thousand Dollars ($2,850,000) of secured convertible debentures, which shall be convertible into shares of the Company's common stock (the "Common Stock"), and the Company shall issue and sell to the Buyer and the Buyer shall purchase from the Company Two Million One Hundred Fifty Thousand Dollars ($2,150,000) of secured convertible debentures (collectively referred to as the "Convertible Debentures"), which shall be convertible into shares of the Company's Common Stock two (2) days prior to the date the registration statement filed, pursuant to the Investor Registration Rights Agreement executed simultaneously with the Securities Purchase Agreement (the "Investor Registration Rights Agreement"), with the United States Securities and Exchange Commission (the "SEC") is declared effective by the SEC;

      WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, the parties hereto executed and delivered an Investor's Registration Rights Agreement pursuant to which the Company agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

      WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, the parties executed and delivered a Security Agreement (the "Security Agreement") pursuant to which the Company agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure the Company's obligations under the Transaction Documents, or any other obligations of the Company to the Buyer;

      WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, the parties hereto and the following subsidiaries of the Company: ReFuel Terminal Operations, Inc., a Delaware corporation, Refuel America, Inc., a Delaware corporation and NewGen International, Inc. a Delaware corporation (collectively the "Subsidiaries") executed and delivered a security agreements (collectively, the "Subsidiary Security Agreement") pursuant to which the Company and the Subsidiaries agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Subsidiary Security Agreements) to secure the Company's obligations under the under the Transaction Documents or any other obligations of the Company to the Buyer;

      WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, the S. Bruce Wunner, Ian Williamson, Cliff Hazel and Scott Deininger, delivered Insider Pledge and Escrow Agreements (the "Insider Pledge Agreements") dated January 24, 2006 herewith among the Company, the Buyer, S. Bruce Wunner, Ian Williamson, Cliff Hazel and Scott Deininger and the Escrow Agent which the Ian Williamson and Cliff Hazel Pledge and Escrow Agreement were amended and restated on February 10, 2006 (collectively be referred to as the "Pledge and Escrow Agreements") to secure the Company's obligations under the Transaction Documents, or any other obligations of the Company to the Buyer; and

      WHEREAS, contemporaneously with the execution and delivery of the Securities Purchase Agreement, the parties hereto are executed and delivered Irrevocable Transfer Agent Instructions (the "Irrevocable Transfer Agent Instructions"). (the Amended and Restated Securities Purchase Agreement, Convertible Debentures Security Agreement, Subsidiary Security Agreement, Pledge and Escrow Agreements, Investor Registration Rights Agreement, and the Irrevocable Transfer Agent Instructions shall be referred to as the "Transaction Documents")

      WHEREAS, the parties desire to amend the terms of the Amended and Restated Securities Purchase Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants herein contained and in the Transaction Documents, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


      1. The Amended and Restated Securities Purchase Agreement is hereby amended by deleting Section 1(a) in its entirety and inserting in lieu thereof the following:

      1. PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

            (a) Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at each Closing and the Company agrees to sell and issue to each Buyer, severally and not jointly, at each Closing, Convertible Debentures in amounts corresponding with the Subscription Amount set forth opposite each Buyer's name on Schedule I hereto.

      2. The Amended and Restated Securities Purchase Agreement is hereby amended by deleting Section 7(c)(ii) in its entirety and inserting in lieu thereof the following:

      7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

            (c) The obligation of the Buyer(s) hereunder to accept the Convertible Debentures at the Third Closing is subject to the satisfaction, at or before the Third Closing Date, of each of the following conditions:

                  (ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Third Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Third Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by two officers of the Company, dated as of the Third Closing Date, to the foregoing effect including an update as of the Third Closing Date regarding the representation contained in Section 3(c) above.

      3. The Transaction Documents shall be amended where appropriate to reflect the changes made herein.

      4. Except as set forth hereinabove, all other terms and provisions of the Transaction Documents shall remain in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year set above set forth.


                                      COMPANY:
                                      NEWGEN TECHNOLOGIES, INC.


                                      By:/s/ S. Bruce Wunner
                                      ----------------------------------
                                      Name:  S. Bruce Wunner
                                      Title: CEO


                                      INVESTOR:
                                      CORNELL CAPITAL PARTNERS, LP

                                      By:    Yorkville Advisors, LLC
                                      Its:   General Partner


                                      By:/s/ Mark A. Angelo
                                      -----------------------------------
                                      Name:  Mark A. Angelo
                                      Title: Portfolio Manager and President